Exhibit 99.1

WillScot and Mobile Mini Stockholders Overwhelmingly Approve Merger

Companies Target July 1 Closing Date

BALTIMORE & PHOENIX – June 24, 2020 – WillScot Corporation (Nasdaq: WSC) (“WillScot”) and Mobile Mini, Inc. (Nasdaq: MINI) (“Mobile Mini”) announced that, at their respective special meetings of stockholders held today, over 95% of WillScot and Mobile Mini stockholders present voted to approve the issuance of the merger consideration and the merger agreement, respectively, and the stockholders of each company voted in favor of all other proposals necessary to complete the merger of equals transaction combining WillScot, a leading specialty rental services provider of innovative modular space and portable storage solutions across North America, with Mobile Mini, a leading provider of portable storage solutions serving customers in the U.S., U.K., and Canada.

The transaction is expected to close on July 1, 2020, subject to customary closing conditions. The combined company will be named WillScot Mobile Mini Holdings Corp. as of the closing of the transaction and the combined company’s common stock will trade on Nasdaq under the ticker symbol “WSC”.

The final vote results on the proposals voted on at the special meetings will be set forth in the companies’ separate Form 8-Ks filed with the SEC after certification by each company’s inspector of elections.

About WillScot Corporation

WillScot trades on Nasdaq under the ticker symbol “WSC,” and is a specialty rental services market leader providing innovative modular space and portable storage solutions across North America. WillScot is the modular space supplier of choice for the construction, education, health care, government, retail, commercial, transportation, security and energy sectors. With over half a century of innovative history, organic growth and strategic acquisitions, WillScot serves a broad customer base from approximately 120 locations throughout the U.S., Canada and Mexico, with a fleet of approximately 150,000 modular space and portable storage units.

About Mobile Mini

Mobile Mini, Inc. is the world’s leading provider of portable storage solutions through its total rental fleet of approximately 200,500 storage solutions containers and office units and a leading provider of tank and pump solutions in the U.S., with a rental fleet of approximately 12,800 units. Mobile Mini’s network is comprised of 155 locations in the U.S., U.K., and Canada. Mobile Mini is included on the Russell 2000® and 3000® Indexes and the S&P Small Cap Index.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “plans,” “intends,” “may,” “will,” “should,” “shall,” “outlook” and variations of these words and similar expressions (or the negative thereof) identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements relate to the proposed business combination (the “Proposed Transaction”) involving WillScot and Mobile Mini, including: expected scale; operating efficiency; stockholder, employee and customer benefits; key assumptions; timing of closing; the amount and timing of revenue and expense synergies; future financial benefits and operating results; and integration spend, which reflects management’s beliefs, expectations and objectives as of the date hereof. Forward-looking statements are subject to a number of risks, uncertainties, including the impacts of the COVID-19 pandemic, assumptions and other important factors, many of which are outside our control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements are only estimates, assumptions and projections and involve known and unknown risks and uncertainties, many of which are beyond the control of WillScot and Mobile Mini. Important Proposed Transaction-related factors that may cause such differences include, but are not limited to: the risk that expected revenue, expense and other synergies from the Proposed Transaction may not be fully realized or may take longer to realize than expected; the parties are unable to successfully implement their integration strategies; the inherent uncertainty associated with financial or other projections; failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and disruptions to the parties’ businesses and financial condition as a result of the announcement and pendency of the Proposed Transaction. Other important factors include: the parties’ ability to manage growth and execute their business plan; their estimates of the size of the markets for their products; the rate and degree of market acceptance of their products; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs adversely affecting their profitability (including cost increases resulting from tariffs); general economic and market conditions impacting demand for their products and services; the value of WillScot shares to be issued in the Proposed Transaction; the parties’ capital structure, levels of indebtedness and availability of credit; expected financing transactions undertaken in connection with the Proposed Transaction; third party contracts containing consent and/or other provisions that may be triggered by the Proposed Transaction; the ability to retain and hire key personnel and uncertainties arising from leadership changes; the response of business partners as a result of the announcement and pendency of the Proposed Transaction; the diversion of management attention from business operations to the Proposed Transaction; the ability to implement and maintain an effective system of internal controls; potential litigation involving WillScot, Mobile Mini or the combined company; implementation of tax reform; the intended qualification of the Proposed Transaction as a tax-free reorganization; the changes in political conditions in the U.S. and other countries in which the parties operate, including U.S. trade policies or the U.K.’s withdrawal from the European Union; and such other risks and uncertainties described in the periodic reports WillScot and Mobile Mini file with the SEC from time to time including WillScot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 2, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which was filed with the SEC on May 6, 2020, and Mobile Mini’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 3, 2020, and Quarterly Report on Form 10-Q, for the quarter ended March 31, 2020, which was filed with the SEC on May 6, 2020, each of which are or will be available through the SEC’s EDGAR system at www.sec.gov.

Investors are cautioned not to place undue reliance on these forward-looking statements as the information in this press release speaks only as of June 24, 2020 or such earlier date as specified herein. WillScot and Mobile Mini disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. All subsequent written and oral forward-looking statements attributable to WillScot, Mobile Mini or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Important Information About the Proposed Transaction

This press release is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This press release relates to the Proposed Transaction. In connection with the Proposed Transaction, WillScot filed a registration statement on Form S-4 (No. 333-237746), which includes the Joint Proxy Statement/Prospectus. The registration statement was declared effective by the SEC on May 5, 2020, and Mobile Mini and WillScot commenced mailing the Joint Proxy Statement/Prospectus on or about May 8, 2020. Each party will file other documents regarding the Proposed Transaction with the SEC. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain these documents (if and when available) free of charge from the SEC’s website at www.sec.gov. The documents filed by WillScot with the SEC may also be obtained free of charge from WillScot by requesting them by mail at WillScot Corporation, 901 S. Bond Street, Suite 600, Baltimore, Maryland 21231. The documents filed by Mobile Mini may also be obtained free of charge from Mobile Mini by requesting them by mail at Mobile Mini, Inc., 4646 E. Van Buren Street, Suite 400, Phoenix, Arizona 85008.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

Additional information can be found on the Investor Relations section of Mobile Mini’s website at www.mobilemini.com or the WillScot investor relations website at https://investors.willscot.com.

Contact Information

WillScot:

Investor Inquiries:

Mark Barbalato

investors@willscot.com

Media Inquiries:

Scott Junk

scott.junk@willscot.com

Mobile Mini:

Emily Tadano

etadano@mobilemini.com

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